UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 7, 2017
(August 31, 2017)

LINN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51719	81-5366183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry into a Material Definitive Agreement.
Amended and Restated Roan LLC Agreement
On August 31, 2017, Linn Energy, Inc., through certain of its wholly owned subsidiaries (collectively, “LINN Energy”) consummated the transactions contemplated by that certain Contribution Agreement, dated June 27, 2017, by and among LINN Energy and Citizen Energy II, LLC (“Citizen”) (the “Closing”). Pursuant to the terms of the Contribution Agreement, LINN Energy and Citizen each contributed (the “Roan Contribution”) approximately 70,000 net acres located in the Anadarko Basin, Oklahoma to Roan Resources LLC ( “Roan”), a new limited liability company focused on the accelerated development of the Merge/SCOOP/STACK play in the Mid-Continent region. LINN Energy and Citizen each received a 50% equity interest in Roan, subject to customary post-closing adjustments, in exchange for the Roan Contribution.
On August 31, 2017, in connection with the Closing, LINN Energy and Citizen entered into an Amended and Restated Limited Liability Company Agreement of Roan (the “Roan LLC Agreement”). Under the terms of the Roan LLC Agreement, the governance of Roan is overseen by a board of managers (the “Board”) comprised of four managers appointed by LINN Energy and four managers appointed by Citizen. Subject to certain exceptions, any action undertaken by the Board must be authorized by the majority vote of all managers, including at least two managers appointed by LINN Energy and two managers appointed by Citizen.
The foregoing description of the Roan LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the Roan LLC Agreement, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.
Item 2.01    Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 of this report with respect to the closing of the transactions contemplated by the Contribution Agreement is incorporated by reference into this Item 2.01.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Not applicable.
(b)  Pro Forma Financial Information.
The unaudited pro forma condensed consolidated balance sheet of LINN Energy as of June 30, 2017, which gives effect to the Roan Contribution, and the unaudited pro forma condensed consolidated statements of operations of LINN Energy for the six months ended June 30, 2017, and the year ended December 31, 2016, which give effect to (i) the Roan Contribution, (ii) the sales of its interest in certain properties located in California to Berry Petroleum Company, LLC and Bridge Energy LLC, (iii) the sale of its interest in properties located in western Wyoming to Jonah Energy LLC, and (iv) its plan of reorganization and fresh start accounting, are attached as Exhibit 99.1 and incorporated herein by reference.
(d)  Exhibits.

Exhibit Number	Description
Exhibit 10.1	Amended and Restated Limited Liability Company Agreement of Roan Resources LLC, dated as of August 31, 2017.
Exhibit 99.1	Pro forma financial information of Linn Energy, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, INC.
(Registrant)

Date: September 7, 2017	/s/ David B. Rottino
David B. Rottino
Executive Vice President and Chief Financial Officer

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